VIEMED HEALTHCARE ANNOUNCES THIRD QUARTER 2022 FINANCIAL RESULTS

Lafayette, Louisiana (November 1, 2022) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced today that it has reported its financial results for the three and nine months ended September 30, 2022.

Operational highlights (all dollar amounts are USD):

•Net revenues attributable to the Company's core business for the quarter ended September 30, 2022 were $35.8 million, a new Company record, and an increase of $7.9 million, or 28%, over core net revenues reported for the comparable quarter ended September 30, 2021. This represents 7% sequential growth in core revenue over the quarter ended June 30, 2022.

•Through September 30, 2022, the Company has repurchased and cancelled 1,673,620 common shares under the share repurchase program at a cost of $8.9 million, representing an average buyback price of $5.29 per share.

•The Company grew its ventilator patient count to 9,127, an 11% increase over the September 30, 2021 ventilator patient count, representing the highest year-over-year growth rate since the beginning of the COVID-19 pandemic.

•Adjusted EBITDA for the quarter ended September 30, 2022 totaled $7.0 million and Adjusted EBITDA for the nine months ended September 30, 2022 totaled $20.7 million. A reconciliation of reported non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures can be found in the tables accompanying this press release.

•The Company had a cash balance of $21.5 million at September 30, 2022 ($28.4 million at December 31, 2021) and an overall working capital balance of $22.3 million at September 30, 2022 ($29.5 million at December 31, 2021). Total long-term debt as of September 30, 2022 was $4.2 million ($4.3 million at December 31, 2021).

•The Company expects to generate net revenues of approximately $37.1 million to $38.1 million during the fourth quarter of 2022.

“Our impressive third quarter financial results reflect robust growth and the team's disciplined execution of strategy,” said Casey Hoyt, Viemed's CEO. “The momentum behind patient and service expansion continues to exceed expectations and we have successfully reversed margin compression in EBITDA. Looking forward, our inflation-adjusted reimbursement environment combined with tactical cost containment initiatives have the Company incredibly well positioned to outperform during the upcoming business cycle.”

Conference Call Details

The Company will host a conference call to discuss second quarter results on Wednesday, November 2, 2022 at 11:00 a.m. ET.

Interested parties may participate in the call by dialing:

877-407-6176 (US Toll-Free)
201-689-8451 (International)

Live Audio Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=cVEbVBdL

Following the conclusion of the call, an audio recording and transcript of the call can be accessed on the Company's website.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's net revenue guidance for the fourth quarter, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers and the recall of certain Royal Philips BiPAP and CPAP devices and ventilators that we distribute and sell; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in thousands of U.S. Dollars, except share amounts)
(Unaudited)

	At September 30, 2022	At December 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$21,478	$28,408
Accounts receivable, net of allowance for doubtful accounts of $8,516 and $7,031 at September 30, 2022 and December 31, 2021, respectively	14,982	12,823
Inventory, net of inventory reserve of $0 and $1,418 at September 30, 2022 and December 31, 2021, respectively	3,178	2,457
Income tax receivable	91	1,893
Prepaid expenses and other assets	3,135	1,729
Total current assets	$42,864	$47,310
Long-term assets
Property and equipment, net	68,109	62,846
Equity investments	2,220	2,157
Deferred tax asset	3,925	4,787
Other long-term assets	2,301	862
Total long-term assets	$76,555	$70,652
TOTAL ASSETS	$119,419	$117,962

LIABILITIES
Current liabilities
Trade payables	$3,737	$3,239
Deferred revenue	4,645	3,753
Accrued liabilities	11,789	8,875
Current portion of lease liabilities	220	464
Current portion of long-term debt	165	1,480
Total current liabilities	$20,556	$17,811
Long-term liabilities
Accrued liabilities	562	757
Long-term lease liabilities	236	268
Long-term debt	4,156	4,306
Total long-term liabilities	$4,954	$5,331
TOTAL LIABILITIES	$25,510	$23,142

Commitments and Contingencies	—	—

SHAREHOLDERS' EQUITY
Common stock - No par value: unlimited authorized; 38,102,547 and 39,640,388 issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	14,927	14,014
Additional paid-in capital	10,808	7,749
Accumulated other comprehensive loss	56	(278)
Retained earnings	68,118	73,335
TOTAL SHAREHOLDERS' EQUITY	$93,909	$94,820
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$119,419	$117,962

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Expressed in thousands of U.S. Dollars, except outstanding shares and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$35,759	$29,285	$101,324	$85,100

Cost of revenue	14,108	10,904	39,540	31,352

Gross profit	$21,651	$18,381	$61,784	$53,748

Operating expenses
Selling, general and administrative	17,677	13,260	50,989	40,653
Research and development	670	576	1,974	1,498
Stock-based compensation	1,309	1,302	3,885	3,845
Depreciation	291	211	771	618
Loss on disposal of property and equipment	292	145	168	304
Other expense (income)	(57)	(32)	(721)	(85)
Income from operations	$1,469	$2,919	$4,718	$6,915

Non-operating income and expenses
Income from equity method investments	84	331	853	782
Interest expense, net of interest income	(42)	(75)	(165)	(249)

Net income before taxes	1,511	3,175	5,406	7,448
Provision for income taxes	456	1,386	1,622	2,409

Net income	$1,055	$1,789	$3,784	$5,039

Other comprehensive income
Change in unrealized gain/loss on derivative instruments, net of tax	112	21	334	121
Other comprehensive income	$112	$21	$334	$121

Comprehensive income	$1,167	$1,810	$4,118	$5,160

Net income per share
Basic	$0.03	$0.05	$0.10	$0.13
Diluted	$0.03	$0.04	$0.09	$0.12

Weighted average number of common shares outstanding:
Basic	38,232,788	39,607,540	38,870,949	39,442,088
Diluted	39,583,438	40,659,353	39,852,297	40,716,747

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in thousands of U.S. Dollars)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net income	$3,784	$5,039
Adjustments for:
Depreciation	11,257	8,192
Provision for uncollectible accounts	7,811	5,250
Change in inventory reserve	(1,418)	(116)
Share-based compensation expense	3,885	3,845
Distributions of earnings received from equity method investments	931	172
Income from equity method investments	(853)	(782)
Loss on disposal of property and equipment	168	304
Deferred income tax expense	745	2,410
Net change in working capital
Increase in accounts receivable	(9,970)	(5,573)
Decrease (increase) in inventory	697	(196)
Increase in prepaid expenses and other assets	(2,870)	(2,259)
Increase in trade payables	33	2,638
Increase in deferred revenue	892	386
Increase (decrease) in accrued liabilities	3,170	(3,711)
Change in income tax payable/receivable	1,802	(1,760)
Net cash provided by operating activities	$20,064	$13,839

Cash flows from investing activities
Purchase of property and equipment	(17,326)	(13,080)
Investment in equity investments	(141)	(599)
Proceeds from sale of property and equipment	869	496
Net cash used in investing activities	$(16,598)	$(13,183)

Cash flows from financing activities
Proceeds from exercise of options	87	112
Principal payments on notes payable	(119)	(113)
Principal payments on term note	(1,321)	(1,255)
Shares redeemed to pay income tax	(143)	(1,434)
Shares repurchased under the share repurchase program	(8,858)	—
Repayments of lease liabilities	(42)	(2,080)
Net cash used in financing activities	$(10,396)	$(4,770)

Net decrease in cash and cash equivalents	(6,930)	(4,114)
Cash and cash equivalents at beginning of year	28,408	30,981
Cash and cash equivalents at end of period	$21,478	$26,867

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$185	$278
Cash paid (received) during the period for income taxes, net of refunds	$(920)	$1,760
Supplemental disclosures of non-cash transactions
Net non-cash changes to finance leases	$—	$42
Net non-cash changes to operating leases	$150	$372

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, and stock-based compensation. Management believes Adjusted EBITDA provides helpful information with respect to the Company’s operating performance as viewed by management, including a view of the Company’s business that is not dependent on the impact of the Company’s capitalization structure and items that are not part of the Company’s day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company’s operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company’s operating performance in the same manner as management. The following table is a reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated:

VIEMED HEALTHCARE, INC.
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
(Expressed in thousands of U.S. Dollars)
(Unaudited)

For the quarter ended	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net Income	$1,055	$967	$1,762	$4,087	$1,789	$1,566	$1,684	$5,071
Add back:
Depreciation	4,120	3,740	3,397	3,120	2,867	2,716	2,609	2,835
Interest expense	42	59	64	69	75	83	91	100
Stock-based compensation	1,309	1,271	1,305	1,305	1,302	1,236	1,307	1,301
Income tax expense (benefit)	456	421	745	968	1,386	1,246	(223)	151
Adjusted EBITDA	$6,982	$6,458	$7,273	$9,549	$7,419	$6,847	$5,468	$9,458

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
Net Income	$1,055	$3,784
Add back:
Depreciation	4,120	11,257
Interest expense	42	165
Stock-based compensation	1,309	3,885
Income tax expense (benefit)	456	1,622
Adjusted EBITDA	$6,982	$20,713

Use of Non-GAAP Financial Measures

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. It is not a measurement of the Company’s financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income, as applicable, or any other performance measures derived in accordance with U.S. GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of the Company’s operating results as reported under U.S. GAAP. Adjusted EBITDA does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of ongoing operations; and other companies in the Company’s industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

VIEMED HEALTHCARE, INC.
Key Financial and Operational Information
(Expressed in thousands of U.S. Dollars, except vent patients)
(Unaudited)

For the quarter ended	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Financial Information:
Revenue	$35,759	$33,310	$32,255	$31,962	$29,285	$27,399	$28,416	$31,202
Gross Profit	$21,651	$20,390	$19,743	$19,662	$18,381	$17,625	$17,742	$19,178
Gross Profit %	61%	61%	61%	62%	63%	64%	62%	61%
Net Income	$1,055	$967	$1,762	$4,087	$1,789	$1,566	$1,684	$5,071
Cash (As of)	$21,478	$21,922	$29,248	$28,408	$26,867	$31,151	$31,097	$30,981
Total Assets (As of)	$119,419	$115,904	$119,007	$117,962	$115,486	$111,014	$113,001	$112,560
Adjusted EBITDA(1)	$6,982	$6,458	$7,273	$9,549	$7,419	$6,847	$5,468	$9,458
Operational Information:
Vent Patients(2)	9,127	8,837	8,434	8,405	8,200	8,103	7,733	7,892
(1)Refer to "Non-GAAP Financial Measures" section above for definition of Adjusted EBITDA.
(2)Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.